EXHIBIT 32.2

                 CERTIFICATION BY CHIEF FINANCIAL OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350
              (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Annual Report of Werner Enterprises, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Senior Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



February 15, 2005                  /s/ John J. Steele
-----------------                  ------------------------------------
                                   John J. Steele
                                   Senior Vice President, Treasurer and
                                   Chief Financial Officer